THE OBERWEIS FUNDS

(The “Trust”)

Oberweis Focused International Growth Fund

SUPPLEMENT DATED FEBRUARY 20, 2026
TO PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2025

IMPORTANT NOTICE

Effective February 20, 2026, the Fund’s investment advisory and management fee was reduced from 0.80% to 0.65% and its expense limit was previously reduced from ..95% to .81%. Effective February 20, 2026, the fee table under the “Fees and Expenses of the Fund” section and the “Example” section of the Prospectus will be replaced with the following:

Shareholder Fees
(Fees paid directly from your investments)
Redemption Fee as a percentage of amount redeemed within 90 calendar days of purchase	2.00%
Exchange Fee as a percentage of amount exchanged within 90 calendar days of purchase	2.00%

Annual Fund Operating Expenses[1]
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.65%
Distribution and/or Service (12b-1) Fees	.00%
Other Expenses	1.57%
Total Annual Fund Operating Expenses[2]	2.22%
Expense Reimbursement	(1.41)%
Total Annual Fund Operating Expenses After Expense Reimbursement	.81%

1	Expenses have been restated to reflect current fees.

2	The Fund’s adviser has a contractual arrangement with the Fund to reimburse it for total annual fund operating expenses in excess of .81% of average daily net assets excluding any interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (the “expense limitation”). The contractual arrangement continues in force until April 30, 2026. Except with respect to termination, the contractual arrangement may be amended at any time by the mutual written consent of the adviser and the Fund, subject to the approval by the Board of Trustees of The Oberweis Funds. During the term of the contract, the adviser may recoup the amount of any expenses reimbursed under the term of the contract within three years from the date on which reimbursement occurred if the recoupment does not cause the Fund’s expenses to exceed the expense limitation in place at the time of the recoupment or at the time of reimbursement, whichever is lower.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEAR	5 YEAR	10 YEAR
$83	$590	$1,124	$2,586

Effective February 20, 2026, the second full paragraph on page 53 in the “Management Expenses” section is modified and replaced with the following:

As compensation for its investment advisory services, for managing the business affairs and providing certain administrative services, each of the International Funds pay OAM pursuant to Investment Advisory and Management Agreements an annual fee which is computed and accrued daily and paid monthly. OAM receives 1.00% of the average daily net assets of each of the International Opportunities Fund and China Opportunities Fund and 0.65% of the average daily net assets of the Focused International Growth Fund, subject to reduction because of the Fund’s annual expense limitation.

Effective December 31, 2025, the 4th full paragraph on page 24 in the “Management” section of the Statement of Additional Information was replaced with the following:

Prior to September 30, 2025, pursuant to an Expense Limitation Agreement, OAM is obligated to reimburse the China Opportunities Fund for 100% of the amount by which the Fund’s ordinary operating expenses during any fiscal year, including the management and advisory fees, exceed 2.24% of the Fund’s average daily net assets attributable to the Investor Class shares or 1.99% of the Fund’s average daily net assets attributable to the Institutional Class shares. Effective September 30, 2025 the expense limit will decrease from 2.24% to 1.80% for the Investor Class shares and from 1.99% to 1.55% for the Institutional Class Shares. Pursuant to an Expense Limitation Agreement, OAM is obligated to reimburse the International Opportunities Fund for 100% of the amount by which the Fund’s ordinary operating expenses during any fiscal year, including the management and advisory fees, exceed 1.35% or 1.10% of the Fund’s average daily net assets attributable to the Investor Class shares and Institutional Class shares, respectively. Prior to December 31, 2025, pursuant to an Expense Limitation Agreement, OAM is obligated to reimburse the Focused International Growth Fund for 100% of the amount by which the Focused International Growth Fund’s ordinary operating expenses during any fiscal year, including the management and advisory fees, exceed .95% of the Fund’s average daily net assets. Effective December 31, 2025, the expense limit decreased from .95% to .81%.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call The Oberweis Funds at 1-800-245-7311.

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